UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 27, 2015

HANCOCK FABRICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9482	64-0740905

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Fashion Way

Baldwyn, Mississippi 38824

(Address of Principal Executive Offices)

(662) 365-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2015,  Mr. James B. Brown, Executive Vice President and Chief Financial Officer (“CFO”) of Hancock Fabrics, Inc. (the “Company”), tendered his resignation as Executive Vice President and CFO to be effective September 15, 2015.   Mr. Brown is resigning to accept an executive position with a retailer headquartered in the mid-west.  There are no disagreements between Mr. Brown and the Company on any matter relating to the Company’s operations, policies or practices.  On August 27, 2015, the Board of Directors accepted Mr. Brown’s resignation and appointed Mr. O. Pierce Crockett, Divisional Vice President and Controller, as interim CFO to serve as principal financial and accounting officer, effective upon Mr. Brown’s departure until such time as a new CFO is appointed.

Mr. Crockett, 45, is a certified public accountant with an MBA degree and has been with the Company since August 4, 2014 in his current position. Prior to joining the Company Mr. Crockett held a senior financial role with Pinnacle Agriculture Holdings, LLC from June 2013 to July 2014 and was the Chief Financial Officer of Folk Investment Company, LLC from 2005 to May 2013 and previously was a Chief Financial Officer at a large mid-west transportation company.

There is no arrangement or understanding between Mr. Crockett and any other person pursuant to which he is being appointed as interim CFO.  There are no family relationships between Mr. Crockett and any director or executive officer of the Company and there are no relationships or related transactions between Mr. Crockett and the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

A copy of the announcement issued by Steve Morgan, Chief Executive Officer and President of the Company to Company personnel on August 28, 2015 is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed ” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

	(d)	Exhibits:

Exhibit Number		Description

99.1		Internal announcement issued by Hancock Fabrics, Inc. dated August 28, 2015 announcing the resignation of Mr. James B. Brown.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Date: August 28, 2015	By:	/s/ James B. Brown

Name:	James B. Brown
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)